               AMENDMENT NO. 7 TO THE LOAN AND SECURITY AGREEMENT
               --------------------------------------------------

         This AMENDMENT NO. 7 ("Amendment No. 7") dated as of September 12, 2006 to the Loan and Security Agreement dated as of January 18, 2002 by and between
MISONIX, INC., a New York corporation with offices at 1938 New Highway,
Farmingdale, New York 11735 ("Debtor") and BANK OF AMERICA, N.A., as successor by merger to Fleet National Bank, a national banking association having a place of business at 300 Broad Hollow Road, Melville, New York 11747 ("Secured
Party"), as amended by Amendment No. 1 to the Loan and Security Agreement dated as of November 12, 2002, as further amended by Amendment No. 2 to the Loan and
Security Agreement dated June 20, 2003, as further amended by Amendment No. 3 to the Loan and Security Agreement dated as of January 18, 2005, as further amended by Amendment No. 4 to the Loan and Security Agreement dated as of February 18,
2005, as further amended by Amendment No. 5 to the Loan and Security Agreement
dated as of February 14, 2006, as further amended by Amendment No. 6 to the Loan and Security Agreement dated on or about May 11, 2006.

                              W I T N E S S E T H :
                                - - - - - - - - -

         WHEREAS, on January 18, 2002, Debtor and Secured Party had entered into a certain loan and security agreement, as amended by Amendment No. 1 to the Loan and Security Agreement dated on or about November 11, 2002, as further amended by Amendment No. 2 to the Loan and Security Agreement dated June 20, 2003, as further amended by Amendment No. 3 to the Loan and Security Agreement dated as of January 18, 2005, as further amended by Amendment No. 4 to the Loan and
Security Agreement dated as of February 18, 2005, as further amended by
Amendment No. 5 to the Loan and Security Agreement dated as of February 14,
2006, as further amended by Amendment No. 6 to the Loan and Security Agreement
dated on or about May 11, 2006 (the aforesaid agreement, including all amendments thereto, the "Loan Agreement").

         WHEREAS, Debtor has requested that Secured Party, among other things, amend certain financial covenants, and the Secured Party has agreed to do so, in the manner set forth below, provided however, that, among other things, Debtor execute this Amendment No. 7.

         NOW, THEREFORE, in consideration of the mutual promises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. The definition of "Borrowing Capacity" is hereby amended to read in its entirety as follows:

            BORROWING CAPACITY means, at the time of computation, with respect to the Revolving Credit Facility, Two Million ($2,000,000.00).

         2. The definition of "Floating Rate Option" is hereby amended to read in its entirety as follows:

            FLOATING RATE OPTION means a rate per annum equal to the Prime Rate plus 200 basis points.

         3. The definition of "Interest Rate" is hereby amended to read in its entirety as follows:

                                       7

            INTEREST RATE shall mean the Floating Rate Option. All computations of interest shall be made on the basis of a three hundred sixty
            (360) day year and the actual number of days elapsed.

         4. This Amendment No. 7 and the other Transaction Documents, and the rights and obligations of the parties hereunder or thereunder, as the case may be, will be construed and interpreted in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law).

         5. DEBTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AMENDMENT
         NO. 7 OR ANY OF THE OTHER TRANSACTION DOCUMENTS MAY, AT THE OPTION OF
         SECURED PARTY, BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY
         FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE
         JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT
         BEING MADE UPON DEBTOR BY MAIL AT THE ADDRESS SET FORTH IN THIS
         AMENDMENT NO. 7. DEBTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR
         HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT
         SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.

         6. Debtor hereby grants to Secured Party a continuing lien, security interest and right of setoff as security for all liabilities and obligations to Secured Party, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Secured Party or any entity under the control of Bank of
         America or in transit to any of them. At any time, without demand or notice (any such notice being expressly waived by Debtor), Secured
         Party may set off the same or any part thereof and apply the same to any liability or obligation of Debtor even though unmatured and regardless of the adequacy of any other collateral securing the Loans.
         ANY AND ALL RIGHTS TO REQUIRE SECURED PARTY TO EXERCISE ITS RIGHTS OR
         REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOANS,
         PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS,
         CREDITS OR OTHER PROPERTY OF THE DEBTOR OR ANY GUARANTOR, ARE HEREBY
         KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

                                       8

         7. DEBTOR AND SECURED PARTY (BY ENTERING INTO THIS AMENDMENT NO. 7)
         MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE
         RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING
         OUT OF, UNDER OR IN CONNECTION WITH THE AGREEMENT (INCLUDING THIS
         AMENDMENT NO. 7) OR ANY OF THE OTHER TRANSACTION DOCUMENTS CONTEMPLATED
         TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE
         OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY
         PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF
         DEALINGS, STATEMENTS OR ACTIONS OF SECURED PARTY RELATING TO THE
         ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE TRANSACTION
         DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY
         SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR
         HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, DEBTOR HEREBY WAIVES
         ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY
         SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES
         OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. DEBTOR CERTIFIES THAT NO
         REPRESENTATIVE, AGENT OR ATTORNEY OF SECURED PARTY HAS PRESENTED,
         EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WOULD NOT, IN THE EVENT OF
         LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER
         CONSTITUTES A MATERIAL INDUCEMENT FOR SECURED PARTY TO ENTER INTO THIS
         AMENDMENT NO. 7.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 7 as of the day and year first above written.

                                       BANK OF AMERICA,  N.A.,  as successor by
                                       merger to Fleet National Bank

                                       By:/s/ Martha Novak
                                          --------------------------------------
                                           Name: Martha Novak
                                           Title:   Senior Vice President

                                       MISONIX, INC.

                                       By:/s/ Michael A. McManus, Jr
                                          --------------------------------------
                                           Name:  Michael A. McManus, Jr.
                                           Title: President and Chief Executive
                                                  Officer